                                                                  EXHIBIT 10.20
                                                                  -------------

                          FORM OF WARRANT CERTIFICATE

          THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1993, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES AND ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

          THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JULY 31, 1995, AMONG CAREER EDUCATION CORPORATION AND ITS STOCKHOLDERS, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT DATED AS OF THE DATE HEREOF (THE "STOCKHOLDERS AGREEMENT"), COPIES OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THESE WARRANTS UPON REQUEST AND WITHOUT CHARGE.

                              WARRANT CERTIFICATE

                 To Purchase Shares of Class E Common Stock of
                         CAREER EDUCATION CORPORATION


No. __                                                            _____ Warrants

          THIS CERTIFIES THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [NAME, ADDRESS] ________________________ (the "HOLDER"), is the registered owner of the number of Warrants specified above, each of which Warrants entitles the holder hereof, subject to the adjustment provisions and the conditions and limitations hereinafter set forth, to purchase from CAREER EDUCATION CORPORATION (the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, one share of the Company's

Class E Common Stock, par value $.01 per share (the "CLASS E COMMON STOCK"), at a purchase price of $.01 per share (the "EXERCISE PRICE"). The Warrants shall not be terminable by the Company prior to the Expiration Date. The shares of Class E Common Stock issuable upon exercise of the Warrants (and any other or additional shares, securities or property that may hereafter be issuable upon exercise of the Warrants) are sometimes referred to herein as the "WARRANT SHARES," and the maximum number of shares so issuable under this Warrant Certificate is sometimes referred to as the "AGGREGATE NUMBER" (as such number may be increased or decreased, as more fully set forth herein).

          The Warrants shall be void and all rights represented hereby shall cease on the Expiration Date (as defined in Section 10 hereof).

          The Warrants represented hereby are part of an authorized issue of Eight Thousand Nine Hundred Twenty-Four (8,924) Warrants to purchase Class E Common Stock of the Company, Warrant Certificates for Two Thousand Three Hundred Eighty (2,380) of which were originally issued on the date hereof (such originally issued Warrants, or such number thereof as shall from time to time remain unexercised, together with all subsequently issued Warrants (as may be issued from time to time in accordance with the provisions of Section 4 of the Securities Purchase Agreement (as defined below)), or such number of such subsequently issued Warrants as shall from time to time remain unexercised, being herein collectively called the "WARRANTS"). Two Thousand Three Hundred Eighty (2,380) of the Warrants are being issued concurrently with the issuance by the Company of Two Thousand (2,000) shares of its Series D Preferred Stock pursuant to a Securities Purchase Agreement dated as of the date hereof among the Company and various Purchasers (as defined therein) (the "SECURITIES PURCHASE AGREEMENT").

          Certain terms used in this Warrant Certificate are defined in Section 10 hereof.

          The Warrants are subject to the following provisions, terms and conditions:

          1.   Exercise; Issue of Certificates; Payment for Shares.
               ---------------------------------------------------

          (a) The rights represented by this Warrant Certificate may be exercised by the holder hereof, in whole or in part (but not as to fractional shares of Class E Common Stock), to purchase a total number of shares equal to ________ shares (subject to the adjustments described in Section 5 hereof).

          (b) The Warrants shall be exercisable by surrendering this Warrant Certificate (with the Exercise Form annexed hereto as Schedule 1 properly
                                                      ----------
completed and executed) to the Company at its principal office specified in
Section 15, or its then current address, and upon payment to the Company of the Exercise Price for the Warrant Shares being purchased.

          (c) Payment of the Exercise Price may be made, in the sole discretion of the holder, in the form of any of the following: (i) cash, (ii) a check or bank draft in New

York Clearing House funds, or (iii) by the surrender of a portion of the Warrants other than that which is then being exercised. For purposes of making payment of the Exercise Price in accordance with the foregoing clause (iii), the portion of any Warrants being surrendered shall be deemed to have a value as determined by a good faith determination of the Board of Directors of the Company. The shares so purchased shall be and shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid.

          (d) Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after this Warrant Certificate shall have been so exercised, and unless the Warrants have expired, a new Warrant Certificate representing the number of shares, if any, with respect to which this Warrant Certificate shall not then have been exercised or tendered as payment of the Exercise Price as provided in subsection 1(c)(iii) above shall also be delivered to the holder hereof within such time. Such certificate or certificates shall be deemed to have been issued and any Person properly so designated to be named therein shall be deemed for all purposes to have become a holder of record of such Warrant Shares as of the close of business on the date of the surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid.

          (e)  Mandatory Exercise Upon Threshold Public Offering.  Concurrently
               -------------------------------------------------
with the consummation of a Threshold Public Offering, if the then issued and outstanding shares of Series D Preferred Stock shall have been redeemed in full prior to the Threshold Public Offering or if the shares of Series D Preferred Stock will be paid in full upon the consummation of the Threshold Public Offering, the holder of this Warrant shall be required to exercise this Warrant.

          2.   Shares to be Fully Paid; Reservation of Shares; Listing.  The
               -------------------------------------------------------
Company covenants and agrees that: (a) all Warrant Shares will, upon issuance, be original-issue shares (and not treasury stock) fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issue thereof; (b) without limiting the generality of the foregoing, it will from time to time take all such action as may be required to assure that the par value per share of Class E Common Stock shall at all times be less than or equal to the Exercise Price; (c) during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrants a sufficient number of original-issue shares of its Class E Common Stock to provide for the exercise of all the Warrants; (d) upon the exercise of the Warrants represented by this Warrant Certificate, it will, at its expense, promptly notify each securities exchange on which any Class E Common Stock is at the time listed of such issuance, and maintain a listing of all shares of Class E Common Stock from time to time issuable upon the exercise of the Warrants to the extent such shares can be listed.

          3.   Representations and Warranties.  All representations, warranties
               ------------------------------
and covenants contained in Article 8 of the Securities Purchase Agreement are true and correct as of the date of the Closing (as defined in the Securities Purchase Agreement) and are incorporated herein as if made by the Company to the holders from time to time of the Warrants.


          4.   [INTENTIONALLY OMITTED].

          5.   Adjustments to Aggregate Number/Distributions.  Under certain
               ---------------------------------------------
conditions, the Aggregate Number is subject to adjustment as set forth herein.

          The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter as adjusted shall be deemed to be the Aggregate Number hereunder. For purposes of this Section 5, Warrants as may be issued from
                                       ---------
time to time in accordance with the provisions of Section 4 of the Securities
                                                  ---------
Purchase Agreement which have not yet been issued at the time of any application of this Section 5 shall be treated as previously issued for purposes of
        ---------
calculation of adjustments to the Aggregate Number and all other adjustments and Distributions (defined below) pursuant to this Section 5, and upon issuance
                                               ---------
thereof, the holder of any such Warrants shall be entitled to receive the benefit of all such adjustments to the Aggregate Number and all such other adjustments and Distributions as if such Warrants had been issued prior thereto.

          (a)    In case at any time or from time to time the Company shall:

          (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock or Convertible Securities, or

          (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock or Convertible Securities, or

          (iii) combine its outstanding shares of Common Stock or Convertible Securities into a smaller number of shares of Common Stock or Convertible Securities, respectively, or

          (iv) change the class or classes of stock of the Warrant Shares that are issuable upon a Recapitalization or otherwise, or

          (v)    consummate a Non-Surviving Combination,

then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the holder or holders of Warrants shall thereafter be entitled to receive, upon exercise thereof, the number of shares of Class E Common Stock or shares of other stock, securities or property that such holder or holders of Class E Common Stock would have owned or have been entitled to receive after the occurrence of such Recapitalization, Non-Surviving Combination or other event had such Warrants been exercised immediately prior to the occurrence of such event.

          (b) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "DISTRIBUTION") of:

          (i)    cash, or

          (ii) any evidences of its indebtedness (other than Convertible Securities), any shares of its Capital Stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

          (iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its Capital Stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then the holder or holders of Warrants shall be entitled to receive upon the exercise thereof at any time on or after the taking of such record the number of shares of Common Stock to be received upon exercise of such Warrants determined as stated herein and, in addition and without further payment, the cash (including interest at a rate equal to the T-bill rate in effect from time to time from the date such cash was paid to the other stockholders through the date of payment to the holders of the Warrants), stock, securities, other property, options, warrants and/or other rights to which such holder or holders would have been entitled by way of the Distribution and subsequent dividends and distributions if such holder or holders (A) had exercised such Warrants immediately prior to such Distribution, and (B) had retained the Distribution in respect of the Class E Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Class E Common Stock. A reclassification of the Class E Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this subsection 5(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of subsection 5(a).

          (c) In case at any time or from time to time prior to a Threshold Public Offering the Company shall issue or sell any additional shares of Common Stock or securities at a price per share which is less than the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company, then the Aggregate Number then in effect shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (1) the fraction, (A) the numerator of which is the Prior Outstanding Number plus the difference between (x) the number of shares of
                         ----
Common

Stock actually issued or sold in such transaction and (y) the number of shares of Common Stock which the aggregate consideration received by the Company for all such shares of Common Stock issued or sold in such transaction would purchase at the fair market value in effect immediately prior to the issuance or sale of such additional shares of Common Stock, and (B) the denominator of which shall be the Prior Outstanding Number, and (2) the Aggregate Number immediately prior to such issuance or sale.

The provisions of this subsection 5(c) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under subsection 5(a).

          (d) In case at any time or from time to time prior to a Threshold Public Offering the Company shall (except as hereinafter provided) take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, any warrants or other rights to subscribe for or purchase (i) any shares of Common Stock or (ii) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exerciseable, at a purchase price per share of Common Stock which is less than the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company, then the Aggregate Number then in effect shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (1) the fraction, (A) the numerator of which is the Prior Outstanding Number plus the difference between (x) the number of shares of Common Stock issuable
----
upon exercise of such rights or upon exercise or conversion of such Convertible Securities issuable upon exercise of the warrants or other rights actually issued or sold in such transaction and (y) the number of shares of Common Stock which the aggregate consideration received by the Company for all warrants or other rights issued or sold in such transaction, and/or receivable by the Company upon exercise of such warrants or other rights and/or upon exercise or conversion of the Convertible Securities issuable upon exercise of such warrants or other rights, would purchase at the fair market value in effect immediately prior to the issuance or sale of such warrants or other rights, and (B) the denominator of which shall be the Prior Outstanding Number, and (2) the Aggregate Number immediately prior to such issuance or sale.

          The provisions of this subsection 5(d) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under subsection 5(a).

          (e) In case at any time or from time to time prior to a Threshold Public Offering the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, at an exercise price per share of Common Stock which is less than the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company, then the Aggregate Number then in effect shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (1) the fraction, (A) the numerator of which is the Prior Outstanding Number plus the
                   ----
difference between (x) the number of shares of Common Stock issuable upon exercise or conversion of such Convertible Securities actually issued or sold in such transaction and (y) the number of shares of Common Stock which the aggregate consideration received by the Company for all such Convertible Securities issued or sold in such transaction and/or receivable by the Company upon exercise or conversion of such Convertible Securities would purchase at the fair market value in effect immediately prior to the issuance or sale of such Convertible Securities, and (B) the denominator of which shall be the Prior Outstanding Number, and (2) the Aggregate Number immediately prior to such issuance or sale.

No adjustment of the Aggregate Number shall be made under this subsection 5(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights if an adjustment shall previously have been made.

          (f) The following provisions shall be applicable to the making of adjustments of the Aggregate Number hereinbefore provided for in this Section 5:

          (i) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 5.

          (ii)   The adjustments required by the preceding paragraphs of this
     Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii) In computing adjustments under this Section 5 fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

          (iv) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, distribution, warrants or subscription or purchase rights under subsections 5(a) through 5(e) hereof, but abandon its plan to pay or deliver such dividend, distribution, warrants, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (v) Notwithstanding anything herein to the contrary, no adjustment shall be made to the Aggregate Number as a result of the issuance of the securities pursuant to the Management Option Plan (as defined in the Securities Purchase Agreement) or the issuance of the options to acquire securities pursuant to the Management Option Plan.

          (vi) The consideration for any additional shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such options, warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such options, warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any options, warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion, exercise or exchange of such Convertible Securities. In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

          (vii) Upon the expiration or termination of any of the warrants or other rights or options referred to in subsection 5(d) above or the Convertible Securities referred to in Section 5(e) above, the Aggregate Number after the expiration or termination of any such warrants, rights, options or Convertible Securities, the issuance of which caused an adjustment to the Aggregate Number, shall be readjusted to such Aggregate Number as would have been obtained had the adjustment made upon the issuance of such warrants, rights, options or Convertible Securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such warrants, options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

          (viii) For the purposes of such subsections 5(c), 5(d) and 5(e), the determination of fair market value shall be made by the Board of Directors of the Company, with a majority of independent directors voting in favor thereof; provided that, for purposes hereof no director who is an
              --------
     Affiliate of a Significant Holder or a stockholder of the Company shall be deemed to be independent. If a determination of fair market value cannot be agreed upon as aforesaid, the fair market value shall be determined in accordance with the procedure described in subsection 4.1(b)(ii)(C) of the form of Warrant Certificate attached as Exhibit 1B to the Electra Securities Agreement (as defined in the Securities Purchase Agreement), with appropriate adjustments to reflect the issuance of Warrants pursuant to the Securities Purchase Agreement and without regard to references to "Puts" included therein. In addition, for purposes of subsections 5(c), 5(d) and 5(e) hereof, the date as of which the applicable fair market value per share shall be computed shall be as close to the date of actual issuance of such additional shares of Common Stock, warrants or Convertible Securities, as practical.

          (g)  (i)  If any event occurs as to which the other provisions of this
Section 5 are not strictly applicable but the lack of any provision for the exercise of the rights of a holder or holders of Warrants would not fairly protect the purchase rights of such holder or holders of Warrants in accordance with the essential intent and principles of such provisions, or, if strictly applicable, would not fairly protect the conversion rights of the holder or holders of Warrants in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States (which may be the regular auditors of the Company) of recognized national standing in the United States reasonably satisfactory to the Institutional Investors (as defined in the Securities Purchase Agreement), which shall give their opinion as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this
Section 5, the exercise rights of the holders of Warrants. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

          (ii) In the case of a Non-Surviving Combination or Recapitalization contemplated by subsection 5(a) hereof, appropriate adjustments (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 5 with respect to the rights and interests thereafter of the holders of the Warrant, to the end that the provisions of this Section 5 shall thereafter be applicable, as nearly as reasonable, in relation to any shares of stock, securities or other property thereafter deliverable upon exercise of the Warrant.

          (h) Within 45 days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to this Section 5, and at any time upon the request of any holder of Warrants, the Company shall cause to be promptly mailed to each holder of Warrants by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number effected since the date of the last such notice and a certificate of the Company's Chief Financial Officer or, in the case of any such notice delivered within 45 days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and reasonably acceptable to the Institutional Investors (as defined in the Securities Purchase Agreement) (who may be the regular accountants employed by the Company), in each case, setting forth the Aggregate Number after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.

          (i) The occurrence of a single event shall not trigger an adjustment of the Aggregate Number under more than one paragraph of this Section 5.

          6.   Taxes on Conversion.  The issuance of certificates for Warrant
               -------------------
Shares upon the exercise of the Warrants shall be made without charge to the holder exercising any such Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be properly directed by, the holder; provided, however, that the Company shall not be required to pay any tax
        --------  -------
that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          7.   Limitation of Liability.  No provision hereof in the absence of
               -----------------------
the exercise of the Warrants by the holder and no enumeration herein of the rights or privileges of the holder shall give rise to any liability on the part of the holder for the Exercise Price of the Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by any creditor of the Company.

          8.   Closing of Books.  The Company will at no time close its transfer
               ----------------
books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner that interferes with the timely exercise of the Warrants. The Company shall deem and treat the registered holder of this Warrant as the absolute owner thereof for all purposes, including without limitation for the purpose of exercise thereof. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof (including receipt by the Company of payment of the aggregate Exercise Price), the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised and the holder of this Warrant shall be deemed for all purposes a stockholder of the Company with respect to such shares as though the certificate for such shares had been issued on the date of such exercise.

          9.   Restrictions on Transfer.
               ------------------------

          (a)  Transfer in Accordance with Securities Laws; Restrictive
               --------------------------------------------------------
Legends.  Any transfer of these Warrants or any Warrant Shares may only be made
--------
in compliance with the Securities Act and applicable state securities laws or pursuant to an exemption therefrom and any transferee shall acquire the Warrants and/or Warrant Shares subject to all of the terms and conditions of this Warrant Certificate. Each certificate for any Warrant Shares issued upon the exercise of any Warrant, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this Section 9) shall be stamped or otherwise imprinted with legends in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR

     TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT CERTIFICATE DATED _____________ PURSUANT TO WHICH SUCH SHARES WERE ORIGINALLY ISSUED, AND NO TRANSFER OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLETED WITH.

          THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JULY 31, 1995, AMONG CAREER EDUCATION CORPORATION AND ITS STOCKHOLDERS, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT DATED AS OF ________________ (THE "STOCKHOLDERS AGREEMENT"), COPIES OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

          Each Warrant Certificate issued in substitution for any Warrant Certificate pursuant to Section 11, 12, or 13 hereof and each Warrant Certificate issued upon the transfer of any Warrant (except as otherwise permitted by this Section 9) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES AND ANY INTEREST OR PARTICIPATION THEREIN MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

          THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFER

     AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JULY 31, 1995, AMONG CAREER EDUCATION CORPORATION AND ITS STOCKHOLDERS, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT DATED AS OF ______________ (THE "STOCKHOLDERS AGREEMENT"), COPIES OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

          (b)  Termination of Restrictions. The restrictions imposed by this
               ---------------------------
Section 9 upon the transferability of Warrants and Warrant Shares shall cease and terminate as to any particular Warrants or Warrant Shares, (i) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (ii) when in the reasonable opinion of counsel for the Company or upon the written opinion of counsel for the holder thereof reasonably acceptable to the Company such restrictions are no longer required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legends set forth in subsection 9(a).

          10.  Definitions. as used in this Warrant Certificate, unless the
               -----------
context otherwise requires, the following terms have the following respective meanings:

          Aggregate Number: as set forth in the preamble of this Warrant
          ----------------
     Certificate and as may be adjusted pursuant to Section 5.

          Capital Stock:  shall mean any and all shares, interests, rights to
          -------------
     purchase, warrants, options, participations or other equivalents of or interest in (however designated) corporate stock.

          Class E Common Stock:  as set forth in the preamble of this Warrant
          --------------------
     Certificate.

          Commission: means the United States Securities and Exchange Commission
          ----------
     or any governmental body or agency succeeding to the functions thereof.

          Common Stock: the shares of common stock, par value $.01 per share, of
          ------------
     the Company, currently provided for in the Certificate of Incorporation of the Company, and including, for all purposes hereunder, any other capital stock of the Company into which such shares of Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or like events.

          Company: Career Education Corporation , a Delaware corporation, and
          -------
     its successors and assigns.

          Convertible Securities: securities convertible into or exchangeable
          ----------------------
     for Common Stock.

          Distribution: shall have the meaning specified in subsection 5(b) of
          ------------
     this Warrant Certificate.

          Exercise Price: shall have the meaning specified in the preamble of
          --------------
     this Warrant Certificate.

          Expiration Date:  July 31, 2005.
          ---------------

          Non-Surviving Combination: any merger, consolidation or other business
          -------------------------
     combination of the Company with or into one or more Persons in which the Person other than the Company is the survivor, or a sale of all or a substantial part of the assets of the Company (whether held directly by the Company or through a subsidiary of the Company) to one or more such other Persons (including but not limited to a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company); provided, that if any such merger, consolidation or other business
     --------
     combination or sale of assets, in which the holders of Common Stock receive cash or non-cash consideration, is structured in the form of a reverse subsidiary merger so that the Company is the surviving entity, such transaction shall nevertheless be deemed to be a Non-Surviving Combination.

          Person:  an individual, corporation, limited liability company,
          ------
     partnership, trust or unincorporated organization, or other legal entity, or a government or any agency or political subdivision thereof.

          Prior Outstanding Number:  the total number of shares of Common Stock
          ------------------------
     outstanding immediately prior to any issuance or sale of Common Stock (assuming for purposes of such calculation the exercise of all of the Warrants, and the conversion, exercise or exchange of all other securities then outstanding and convertible, exercisable or exchangeable into shares of Common Stock, but not the exercise of options to acquire up to 13,400 shares granted pursuant to the Management Option Plan (as defined in the Securities Purchase Agreement) (as such number may be adjusted in accordance with the terms of said Management Option Plan).

          Recapitalization: any reorganization or recapitalization or other
          ----------------
     change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value, to par value).

          Securities Act: the Securities Act of 1933, as amended, from time to
          --------------
     time, and any successor statute or law thereto.

          Securities Purchase Agreement: the Securities Purchase Agreement,
          -----------------------------
     dated as of February __, 1997, among the Company and the purchasers named therein.

          Significant Holder: any holder holding at least 20% of the outstanding
          ------------------
     Warrants and Warrant Shares (it being understood that two or more investment funds which have the same investment manager shall be treated as one holder for this purpose).

          Threshold Public Offering:  shall mean an initial underwritten public
          -------------------------
     offering and sale for cash by the Company of the Common Stock of the Company to an underwriter or underwriters pursuant to a "firm commitment" underwriting agreement and a registration statement declared effective by the Commission under the Securities Act of 1933, as amended, in which (i) the minimum equity valuation of the Company is Forty-Five Million and No/100 Dollars ($45,000,000) before December 31, 1999 and Fifty-Five Million and No/100 Dollars ($55,000,000) thereafter, and (ii) the Company receives gross proceeds of at least Twenty Million and No/100 Dollars ($20,000,000). The valuation of the Company will be determined by dividing the dollar amount raised in such public offering on a gross basis by the percentage of equity in the Company sold in such public offering on a fully-diluted basis, taking into account all shares outstanding, and all warrants, options and convertible securities or other rights to acquire equity of the Company. A Threshold Public Offering shall be deemed consummated upon the first sale of Common Stock under the related registration statement. A Threshold Public Offering shall not include the registration of an offer and sale of the Common Stock (i) to the employees of or other persons providing services to the Corporation pursuant to an employee benefit or similar benefit plan registered on Form S-8 or a successor form or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 or a successor rule registered on Form S-4 or a successor form.

          Warrants:  as set forth in the preamble of this Warrant Certificate.
          --------

          Warrant Shares: as set forth in the preamble of this Warrant
          --------------
     Certificate.

          11.  Warrants Transferable. These Warrants are issued as Warrants for
               ---------------------
which there is a register maintained by the Company. Subject to the provisions of Section 9,
the Stockholders Agreement and applicable securities laws, the transfer of any Warrant and all rights hereunder, in whole or in part, is registerable at the office or agency of the Company referred to in Section 1 hereof by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant Certificate with a properly completed Form of Assignment in the form annexed hereto as Schedule 2. Each taker and holder of any Warrant, by taking or holding
          ----------
the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant Certificate shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant Certificate, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes, and the Company shall not be affected by notice to the contrary.

          12.  Warrant Certificates Exchangeable for Different Denominations.
               -------------------------------------------------------------
This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at such office or agency of the Company, for new Warrant Certificates of like tenor representing in the aggregate the right to purchase the number of shares that may be purchased hereunder, each of such new Warrant Certificates to represent the right to purchase such number of shares as shall be designated by said holder at the time of such surrender.

          13.  Replacement of Warrant Certificates.  Upon receipt of evidence
               -----------------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond (or, in the case of any substantial financial institution to which any Warrants represented by this Warrant Certificate may be transferred, an unsecured indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant certificate of like tenor.

          14.  Certificate Rights and Obligations Survive Exercise of Warrants.
               ---------------------------------------------------------------
The rights and obligations of the Company contained in this Warrant Certificate shall survive the exercise or repurchase of any or all of the Warrants to the extent that such survival is necessary to give effect to a provision hereof.

          15.  Notices. All notices, requests and other communications required
               -------
or permitted to be given or delivered to the holders of Warrants shall be in writing, and shall be delivered by hand, first class mail (certified or registered mail, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to each holder at the address shown on such holder's Warrant Certificate, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered to the Company shall be in writing, and shall be delivered by hand, first class mail (certified or registered mail, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the office of the Company at 2800 West Higgins Road, Suite 790, Hoffman Estates, Illinois 60195, Attention: John M. Larson, with a copy to: D'Ancona and Pflaum, 30 North LaSalle Street, Suite 2900, Chicago, Illinois 60602, Attention: Michel
H. Feldman, Esq., and with a copy to Heller Equity Capital Corp., 500 West Monroe Street, Chicago, Illinois 60661, Attention: Renee M. Rempe. Any such notice, request or other communication sent by telecopy or telex shall in such case be subsequently confirmed by a writing delivered or sent by certified or registered mail as provided above. All notices shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telecopy or telex) any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this Section 15, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

          16.  Amendments.  Neither this Warrant Certificate nor any term or
               ----------
provision may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided that any change or
                                                    --------
waiver of any term or provision hereof, and any consent or direction given hereunder by the holders may be effected by the holders of eighty percent (80%) of the Warrants and Warrant Shares then outstanding, except that no change or waiver that would (a) increase the Exercise Price of any Warrant or reduce the Aggregate Number shall be effective as to any holder of a Warrant without the consent of such holder, or (b) change or waive any of the provisions of this Section with respect to the requisite persons required to effect any change, waiver or amendment of a particular Section of this Warrant Certificate shall be effective without the consent of such requisite persons.

          17.  Remedies. The Company stipulates that remedies at law of the
               --------
holder of this Warrant Certificate in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant Certificate are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. If any default under the terms of this Warrant Certificate shall occur and be continuing, the holders of the Warrants may proceed to protect and enforce their rights under this Warrant Certificate and the Securities Purchase Agreement by exercising such remedies as are available to such holders in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Warrant Certificate or the Securities Purchase Agreement or in aid of the exercise of any power granted in this Warrant Certificate or the Securities Purchase Agreement. No remedy conferred in this Warrant Certificate or the Securities Purchase Agreement upon the holder of any Warrants is intended to be exclusive of any other remedy available to such holder, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

          18.  Governing Law.  THIS WARRANT CERTIFICATE HAS BEEN EXECUTED AND
               -------------
DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN

MADE IN CHICAGO, ILLINOIS. THIS WARRANT CERTIFICATE AND THE RIGHTS GRANTED HEREIN SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE COMPANY WITH RESPECT TO THIS WARRANT CERTIFICATE OR ANY RELATED AGREEMENT SHALL BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS WARRANT CERTIFICATE, THE COMPANY ACCEPTS THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS WARRANT. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE NORTHERN DISTRICT OF ILLINOIS. THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, AS THE DESIGNEE, APPOINTEE AND AGENT, OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN THE ABOVE DESCRIBED JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT, THE WARRANT SHARES OR THE RIGHTS AND OBLIGATIONS HEREUNDER OR THEREUNDER AND SUCH SERVICE SHALL BE DEEMED COMPLETED UPON DELIVERY THEREOF TO SUCH AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE COMPANY AT ITS ADDRESS SET FORTH IN
SECTION 15 HEREOF, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OF THE WARRANTS OR THE WARRANT SHARES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS IN OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          19.  Waiver of Jury Trial. THE COMPANY AND THE HOLDER OF THIS WARRANT
               --------------------
HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREUNDER. THE COMPANY AND THE HOLDER OF THIS WARRANT ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS

WAIVER, BE REQUIRED OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS WARRANT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE HOLDER OF THIS WARRANT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS WARRANT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND THE HOLDER OF THIS WARRANT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS WARRANT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          20.  Withholding Taxes.  (a)  The Company covenants that it will not
               -----------------
withhold United States withholding taxes from payments to be made to holders of Warrants if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with Internal Revenue Service Form W-8, Form 4224, Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying as to such holders' entitlement to an exemption from any such withholding requirements.

          (b) The Company further covenants that it will not withhold United States withholding taxes from payments to be made to holders of Warrants in excess of an applicable treaty rate under an income tax treaty between the United States and the holders' country of tax residence if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with internal Revenue Service Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying as to such holders' entitlement to a reduced rate of withholding under any such withholding requirements.

          (c) Neither subsection 20(a) nor subsection 20(b) shall require the Company to apply an exemption or reduce rate of withholding during any period when it shall have received notice or has actual knowledge that the residence information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed as a deed by its duly authorized officer and this Warrant Certificate to be dated ________, 199__.

                                             CAREER EDUCATION CORPORATION


                                             By________________________________
                                             Name _____________________________
                                             Title _____________________________

                                                                      SCHEDULE 1
                                                                      ----------

                                 EXERCISE FORM

[To be executed only upon exercise of Warrant]

To:  CAREER EDUCATION CORPORATION

          The undersigned irrevocably exercises ____________________ of the Warrants for the purchase of one share (subject to adjustment) of Class E Common Stock, par value $.01 per share, of Career Education Corporation (the "COMPANY") for each Warrant represented by the within Warrant certificate and herewith makes payment of $__________ (such payment being in cash or by check or bank draft in immediately available funds payable to the order of the Company or by the surrender of a portion of the Warrants other than that which is being exercised), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate, surrenders the within Warrant Certificate and all right, title and interest therein (except as to any unexercised Warrants) to the Company and directs that the shares of Class E Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:__________



                                         _______________________________________
                                         (Signature of Owner) /(1)/

                                         _______________________________________
                                         (Street Address)

                                         _______________________________________
                                         (City)    (State)          (Zip Code)



_________________________

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                                                      SCHEDULE 2
                                                                      ----------

                              FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

                                 Social security or
                                 other identifying
                                 number of
Names of Assignees     Address   Assignee(s)          Number of Warrants
------------------     -------   -----------          ------------------

and does hereby irrevocably constitute and appoint ____________________ the undersigned's attorney to make such transfer on the books of Career Education Corporation maintained for that purpose, with full power of substitution in the premises.

Dated:__________

                                            ____________________________________
                                            (Signature of Owner) /(1)/

                                            ____________________________________
                                            (Street Address)

                                            ____________________________________
                                            (City)    (State)     (Zip Code)


______________________

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.